                                                         FREE WRITING PROSPECTUS

                                                      FILED PURSUANT TO RULE 433

                                                     REGISTRATION NO. 333-132746

The issuer has filed a registration statement (including a prospectus) with the
SEC (SEC File No. 333-132746) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
1-877-858-5407 or by emailing Citigroup-DCM-Prospectus@citigroup.com.

Information in this material regarding any assets backing any securities discussed or referred to herein supersedes all prior information regarding such assets that is inconsistent with the information in this material. Citigroup
Global Markets Inc., PNC Capital Markets LLC, Barclays Capital Inc., Deutsche
Bank Securities Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") and their affiliates, officers, directors, partners and employees, including persons involved in the preparation of issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities discussed or referred to herein or derivatives thereof
(including options).

Any legends, disclaimers or other notices or language that may appear in the text of, at the bottom of, or attached to, an email communication to which this material may have been attached, that are substantively similar to or in the nature of the following disclaimers, statements or language, are not applicable to these materials and should be disregarded:

o disclaimers regarding accuracy or completeness of the information contained herein or restrictions as to reliance on the information contained herein by investors;
o disclaimers of responsibility or liability;
o statements requiring investors to read or acknowledge that they have read or understand the registration statement or any disclaimers or legends;
o language indicating that this communication is neither a prospectus nor an offer to sell or a solicitation or an offer to buy;
o statements that this information is privileged, confidential or otherwise restricted as to use or reliance; and
o a legend that information contained in these materials will be superseded or changed by the final prospectus, if the final prospectus is not delivered until after the date of the contract for sale.

Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via the e-mail system pursuant to which this communication is being transmitted.

    LOAN        MORTGAGE LOAN  LOAN GROUP                                                     CUT-OFF DATE PRINCIPAL    MORTGAGE
   NUMBER           SELLER       NUMBER            LOAN / PROPERTY NAME                              BALANCE              RATE
---------------------------------------------------------------------------------------------------------------------   ----------

      2             CGM            1       Olen Pointe Brea Office Park                           133,000,000.00        5.5000%
---------------------------------------------------------------------------------------------------------------------   ----------
      4             CGM            1       Reckson II Office Portfolio                             72,000,000.00        5.3225%

      7             CGM            1       20 North Orange                                         42,695,000.00        5.3100%

     12             CGM            1       Sara Road 300                                            9,615,000.00        5.4400%

     13             CGM            1       JCG III                                                  7,623,000.00        5.4400%

     14             CGM            1       Liberty Business Park                                    6,763,000.00        5.4400%

     15             CGM            1       Sara Road 80                                             6,340,000.00        5.4400%

     16             CGM            1       JCG V                                                    4,131,000.00        5.4400%

     17             CGM            1       6100 Center                                              1,510,000.00        5.4400%

     18             CGM            1       Beverly Terrace                                          1,297,000.00        5.4400%

     19             CGM            1       JCG IV                                                     721,000.00        5.4400%
---------------------------------------------------------------------------------------------------------------------   ----------

     24             CGM            1       Riverview Tower                                         30,250,000.00        5.4850%

     25             CGM            1       Lakeland Town Center                                    26,700,000.00        5.4700%

     26             CGM            1       Northeast Florida Industrial                            26,500,000.00        5.6000%

     28             CGM            1       Sweet Bay Shopping Center                               22,955,854.73        5.7836%

     29             CGM            1       Bossier Corners                                         22,500,000.00        5.4500%

     33             CGM            1       Locke Drive                                             19,900,000.00        5.6400%

     34             CGM            1       Milestone                                               19,900,000.00        5.5800%

     35             CGM            1       290 Concord Road                                        19,895,714.89        5.6500%

     36             CGM            1       Virginia Gateway                                        19,815,000.00        5.5800%

     40             CGM            1       Party City                                              17,480,000.00        5.6800%

     41             CGM            1       Collier Health Park                                     17,120,000.00        5.6600%

     42             CGM            1       Beverly Garland's Holiday Inn                           16,659,061.47        6.0300%

     43             CGM            1       Acme Plaza Shopping Center I (Shelvin)                  16,250,000.00        5.7650%

     44             CGM            1       AmeriCold Warehouse                                     16,200,000.00        5.7700%

     46             CGM            1       Doubletree Suites - Tukwila, WA                         15,881,825.18        5.7710%

     48             CGM            1       Desert Inn Office Center                                15,540,000.00        5.5600%

     50             CGM            1       Wal-Mart Fremont                                        14,904,880.26        5.4950%

     54             CGM            1       Mendocino Marketplace                                   14,600,000.00        5.2300%

     55             CGM            1       60 Frontage Road                                        14,500,000.00        5.5800%

     56             PNC            1       Northbelt Office Center II                              14,500,000.00        5.7400%
---------------------------------------------------------------------------------------------------------------------   ----------
     65             CGM            1       Marriott Fairfield Inn & Suites Alpharetta Portfolio    13,257,088.85        6.2600%

     71             CGM            1       1210-1230 Washington Street                             12,300,000.00        5.5400%

     73             CGM            1       Blankenbaker Parkway Office                             11,717,659.97        5.8650%
---------------------------------------------------------------------------------------------------------------------   ----------
     74             CGM            1       Marriott Fairfield Inn & Suites Buckhead Portfolio      11,679,814.72        6.2600%
---------------------------------------------------------------------------------------------------------------------   ----------
     75             CGM            1       Marriott Fairfield Inn & Suites Atlanta Portfolio       11,589,970.00        6.2600%

     76             CGM            1       One Theall Road                                         11,400,000.00        6.2400%

     77             CGM            1       Washingtonian Center                                    11,150,000.00        5.6680%

     78             CGM            1       WalMart Supercenter - Dahlonega, GA                     11,004,000.00        5.5000%

     79             CGM            1       Hilltop Square Shopping Center                          10,953,250.82        5.7000%

     80             CGM            1       Prestige Portfolio I                                    10,405,000.00        5.5330%

     81             CGM            1       Sav-A-Center - Metairie, LA                             10,069,086.88        5.8900%

     82             CGM            1       Natchez Mall                                             9,528,182.19        5.6900%

     83             CGM            1       Courtyard by Marriott - Huntersville, NC                 9,429,933.55        5.7800%

     84             CGM            1       The Minolta Building                                     9,300,000.00        5.6400%

     86             CGM            1       Alfa Laval Building                                      9,100,000.00        5.5150%

     89             CGM            1       KingsPark                                                8,800,000.00        5.5500%

     91             CGM            1       50 Division Street                                       8,579,099.25        5.9500%

     92             CGM            1       Northwood Village                                        8,550,000.00        5.5200%

                    ADMIN-                                         SCHEDULED     UW/NCF        RELATED
    LOAN          ISTRATIVE     NET MORTGAGE     FIRST PAYMENT     MATURITY  DSCR (SEE NOTE 1  BONDS A1-
   NUMBER            NET             RATE             DATE         DATE/ARD    IN ANNEX A)     A3 ONLY=>
---------------------------------------------------------------------------------------------------------

      2            0.0309%         5.4691%          05/11/06       04/11/16       1.20          A3+
---------------------------------------------------------------------------------------------------------
      4            0.0309%         5.2916%          02/09/06       01/09/16       2.26          A3+
                                                                                            -------------
      7            0.0409%         5.2691%          11/11/05       10/11/15       1.20          A3+
                                                                                            -------------
     12            0.0309%         5.4091%          02/11/06       01/11/16       1.21          A3+
                                                                                            -------------
     13            0.0309%         5.4091%          02/11/06       01/11/16       1.21          A3+
                                                                                            -------------
     14            0.0309%         5.4091%          02/11/06       01/11/16       1.21          A3+
                                                                                            -------------
     15            0.0309%         5.4091%          02/11/06       01/11/16       1.21          A3+
                                                                                            -------------
     16            0.0309%         5.4091%          02/11/06       01/11/16       1.21          A3+
                                                                                            -------------
     17            0.0309%         5.4091%          02/11/06       01/11/16       1.21          A3+
                                                                                            -------------
     18            0.0309%         5.4091%          02/11/06       01/11/16       1.21          A3+
                                                                                            -------------
     19            0.0309%         5.4091%          02/11/06       01/11/16       1.21          A3+
----------------------------------------------------------------------------------------------------------
                                                                                            -------------
     24            0.0309%         5.4541%          03/11/06       02/11/16       1.20          A3+
                                                                                            -------------
     25            0.0309%         5.4391%          03/11/06       02/11/16       1.21          A3+
                                                                                            -------------
     26            0.0309%         5.5691%          04/11/06       03/11/16       1.20          A3+
                                                                                            -------------
     28            0.0309%         5.7527%          05/11/06       04/11/16       1.20          A3+
                                                                                            -------------
     29            0.0309%         5.4191%          02/11/06       01/11/16       1.21          A3+
                                                                                            -------------
     33            0.0309%         5.6091%          04/11/06       03/11/16       1.22          A3+
                                                                                            -------------
     34            0.0309%         5.5491%          04/11/06       03/11/16       1.20          A3+
                                                                                            -------------
     35            0.0309%         5.6191%          02/11/06       01/11/16       1.25          A3+
                                                                                            -------------
     36            0.0309%         5.5491%          04/11/06       03/11/16       1.20          A3+
                                                                                            -------------
     40            0.0309%         5.6491%          05/11/06       04/11/16       1.20          A3+
                                                                                            -------------
     41            0.0309%         5.6291%          05/11/06       04/11/16       1.21          A3+
                                                                                            -------------
     42            0.0309%         5.9991%          01/11/06       12/11/15       1.54          A3+
                                                                                            -------------
     43            0.0309%         5.7341%          05/11/06       04/11/16       1.20          A3+
                                                                                            -------------
     44            0.0309%         5.7391%          04/11/06       03/11/16       1.20          A3+
                                                                                            -------------
     46            0.0309%         5.7401%          02/11/06       01/11/16       1.42          A3+
                                                                                            -------------
     48            0.0409%         5.5191%          04/11/06       03/11/16       1.30          A3+
                                                                                            -------------
     50            0.0309%         5.4641%          01/11/06       12/11/15       1.20          A3+
                                                                                            -------------
     54            0.0309%         5.1991%          03/11/06       02/11/16       1.20          A3+
                                                                                            -------------
     55            0.0309%         5.5491%          02/11/06       01/11/16       1.23          A3+
                                                                                            -------------
     56            0.0409%         5.6991%          04/01/06       03/01/16       1.22          A3+
---------------------------------------------------------------------------------------------------------
     65            0.0309%         6.2291%          05/11/06       04/11/16       1.45          A3+
                                                                                            -------------
     71            0.0309%         5.5091%          02/11/06       01/11/16       1.20          A3+
                                                                                            -------------
     73            0.0709%         5.7941%          04/11/06       03/11/16       1.23          A3+
---------------------------------------------------------------------------------------------------------
     74            0.0309%         6.2291%          05/11/06       04/11/16       1.48          A3+
---------------------------------------------------------------------------------------------------------
     75            0.0309%         6.2291%          05/11/06       04/11/16       1.50          A3+
                                                                                            -------------
     76            0.0709%         6.1691%          05/11/06       04/11/16       1.20          A3+
                                                                                            -------------
     77            0.0309%         5.6371%          02/11/06       01/11/16       1.20          A3+
                                                                                            -------------
     78            0.0309%         5.4691%          03/11/06       02/11/16       1.21          A3+
                                                                                            -------------
     79            0.0809%         5.6191%          03/11/06       02/11/16       1.33          A3+
                                                                                            -------------
     80            0.0309%         5.5021%          05/11/06       04/11/16       1.22          A3+
                                                                                            -------------
     81            0.0609%         5.8291%          05/11/06       04/11/16       1.20          A3+
                                                                                            -------------
     82            0.0609%         5.6291%          02/11/06       01/11/16       1.20          A3+
                                                                                            -------------
     83            0.0309%         5.7491%          02/11/06       01/11/16       1.39          A3+
                                                                                            -------------
     84            0.0309%         5.6091%          02/11/06       01/11/16       1.39          A3+
                                                                                            -------------
     86            0.0309%         5.4841%          02/11/06       01/11/16       1.30          A3+
                                                                                            -------------
     89            0.0309%         5.5191%          02/11/06       01/11/16       1.20          A3+
                                                                                            -------------
     91            0.0309%         5.9191%          05/11/06       04/11/16       1.21          A3+
                                                                                            -------------
     92            0.0609%         5.4591%          02/11/06       01/11/16       1.20          A3+
                                                                                            -------------

    LOAN        MORTGAGE LOAN  LOAN GROUP                                                     CUT-OFF DATE PRINCIPAL    MORTGAGE
   NUMBER           SELLER       NUMBER            LOAN / PROPERTY NAME                              BALANCE              RATE
---------------------------------------------------------------------------------------------------------------------   ----------

     93             CGM            1       Riverfront Business Park                                 8,400,000.00        5.5200%

     94             CGM            1       Franklin Center Office Building                          8,250,000.00        5.5600%

     95             CGM            1       Aurora - Wilkinson Medical Clinic(Hartland)              8,200,000.00        5.5140%

     96             CGM            1       5 & 105 Shawmut Road                                     8,014,417.28        5.4900%

     100            CGM            1       Oglethorpe Crossing                                      7,500,000.00        5.6950%

     102            CGM            1       Tustin Square                                            7,500,000.00        5.4900%

     103            CGM            1       Village Square Retail Center                             7,455,000.00        5.6400%

     104            CGM            1       Niagara County Office Buildings                          7,430,000.00        5.6600%

     107            CGM            1       Aurora - Edgerton Health Center                          7,240,000.00        5.5140%

     108            CGM            1       Spalding Triangle                                        7,000,000.00        5.6300%

     110            CGM            1       6201 Fairview Road                                       6,940,000.00        5.4900%

     117            CGM            1       Village Green MHP                                        6,000,000.00        5.3600%

     118            CGM            1       Winter Park Plaza                                        6,000,000.00        5.6050%

     119            CGM            1       Holiday Inn - Lumberton, NC                              5,964,649.56        5.3600%

     120            CGM            1       Andover Business Center                                  5,868,991.07        5.6100%

     122            CGM            1       Aurora - Bluemond Health Center                          5,840,000.00        5.5180%

     123            CGM            1       Office Depot Plaza                                       5,720,136.79        5.6700%

     128            CGM            1       Highland Plaza                                           5,500,000.00        5.5350%

     131            CGM            1       Barcelone Building                                       5,350,000.00        5.4280%

     132            CGM            1       Cypress Grove Plaza                                      5,318,235.01        5.6700%

     133            CGM            1       Holiday Inn Express - Mooresville                        5,267,694.39        5.6950%

     135            CGM            1       Aurora - Airport Health Center                           5,120,000.00        5.5170%

     136            CGM            1       MLK Plaza                                                5,080,000.00        5.4400%

     137            CGM            1       Fairfield Inn - Myrtle Beach, SC                         5,036,062.11        5.9300%

     139            CGM            1       Barclay Square                                           4,989,402.83        5.3250%

     140            CGM            1       Prestige Portfolio II                                    4,805,000.00        5.5330%

     142            CGM            1       United Supermarket - Plainview, TX                       4,753,131.80        5.4000%

     144            CGM            1       Holiday Inn Express - Myrtle Beach, SC                   4,686,916.00        5.8800%

     148            CGM            1       Bird in Hand                                             4,100,000.00        5.8100%

     152            CGM            1       Bassett Creek Medical Building                           3,890,000.00        5.6300%

     153            CGM            1       Pasco Rite Aid                                           3,838,865.54        5.6500%

     154            CGM            1       Mill & Main                                              3,689,078.23        5.5600%

     156            CGM            1       Shoppes at Cranberry Commons                             3,520,000.00        5.5100%

     157            CGM            1       Rafael North (Marin) Office                              3,435,032.39        5.5900%

     160            CGM            1       155 Founders Plaza                                       2,892,000.00        5.5100%

     161            CGM            1       Best Buy - Fond du Lac, WI                               2,845,738.79        5.5350%

     163            CGM            1       Rite Aid - Louisville, KY                                2,357,246.41        5.4900%

     164            CGM            1       Rite Aid - Manchester, PA                                1,892,135.07        5.8400%

     165            CGM            1       Rite Aid - Lancaster, PA                                 1,742,742.31        5.8300%

                    ADMIN-                                         SCHEDULED     UW/NCF        RELATED
    LOAN          ISTRATIVE     NET MORTGAGE     FIRST PAYMENT     MATURITY  DSCR (SEE NOTE 1  BONDS A1-
   NUMBER            NET             RATE             DATE         DATE/ARD    IN ANNEX A)     A3 ONLY=>
---------------------------------------------------------------------------------------------------------

     93            0.0409%         5.4791%          03/11/06       02/11/16       1.33          A3+
                                                                                            -------------
     94            0.0309%         5.5291%          05/11/06       04/11/16       1.25          A3+
                                                                                            -------------
     95            0.0309%         5.4831%          03/11/06       02/11/16       1.23          A3+
                                                                                            -------------
     96            0.0309%         5.4591%          03/11/06       02/11/16       1.33          A3+
                                                                                            -------------
     100           0.0409%         5.6541%          04/11/06       03/11/16       1.52          A3+
                                                                                            -------------
     102           0.0309%         5.4591%          05/11/06       04/11/16       2.46          A3+
                                                                                            -------------
     103           0.0309%         5.6091%          04/11/06       03/11/16       1.28          A3+
                                                                                            -------------
     104           0.0309%         5.6291%          02/11/06       01/11/16       1.45          A3+
                                                                                            -------------
     107           0.0309%         5.4831%          03/11/06       02/11/16       1.23          A3+
                                                                                            -------------
     108           0.0309%         5.5991%          04/11/06       03/11/16       1.51          A3+
                                                                                            -------------
     110           0.0309%         5.4591%          03/11/06       02/11/16       1.55          A3+
                                                                                            -------------
     117           0.0309%         5.3291%          04/11/06       03/11/16       1.53          A3+
                                                                                            -------------
     118           0.0309%         5.5741%          03/11/06       02/11/16       1.21          A3+
                                                                                            -------------
     119           0.0309%         5.3291%          11/11/05       10/11/15       1.70          A3+
                                                                                            -------------
     120           0.0309%         5.5791%          02/11/06       01/11/16       1.20          A3+
                                                                                            -------------
     122           0.0309%         5.4871%          03/11/06       02/11/16       1.27          A3+
                                                                                            -------------
     123           0.1109%         5.5591%          02/11/06       01/11/16       1.21          A3+
                                                                                            -------------
     128           0.0309%         5.5041%          04/11/06       03/11/16       1.29          A3+
                                                                                            -------------
     131           0.0309%         5.3971%          03/11/06       02/11/16       2.52          A3+
                                                                                            -------------
     132           0.0709%         5.5991%          02/11/06       01/11/16       1.22          A3+
                                                                                            -------------
     133           0.0609%         5.6341%          03/11/06       02/11/16       1.41          A3+
                                                                                            -------------
     135           0.0309%         5.4861%          03/11/06       02/11/16       1.27          A3+
                                                                                            -------------
     136           0.0309%         5.4091%          04/11/06       03/11/16       1.24          A3+
                                                                                            -------------
     137           0.0709%         5.8591%          05/11/06       04/11/16       1.32          A3+
                                                                                            -------------
     139           0.0309%         5.2941%          05/11/06       04/11/16       1.36          A3+
                                                                                            -------------
     140           0.0309%         5.5021%          05/11/06       04/11/16       1.21          A3+
                                                                                            -------------
     142           0.0309%         5.3691%          10/11/05       09/11/15       1.28          A3+
                                                                                            -------------
     144           0.0709%         5.8091%          05/11/06       04/11/16       1.31          A3+
                                                                                            -------------
     148           0.0309%         5.7791%          05/11/06       04/11/16       1.32          A3+
                                                                                            -------------
     152           0.0509%         5.5791%          02/11/06       01/11/16       1.24          A3+
                                                                                            -------------
     153           0.0609%         5.5891%          04/11/06       03/11/16       1.31          A3+
                                                                                            -------------
     154           0.0609%         5.4991%          04/11/06       03/11/16       1.28          A3+
                                                                                            -------------
     156           0.0709%         5.4391%          02/11/06       01/11/16       1.45          A3+
                                                                                            -------------
     157           0.0309%         5.5591%          03/11/06       02/11/16       1.64          A3+
                                                                                            -------------
     160           0.0309%         5.4791%          05/11/06       04/11/16       1.21          A3+
                                                                                            -------------
     161           0.0309%         5.5041%          02/11/06       01/11/16       1.20          A3+
                                                                                            -------------
     163           0.0909%         5.3991%          12/11/05       11/11/15       1.29          A3+
                                                                                            -------------
     164           0.0309%         5.8091%          03/11/06       02/11/16       1.21          A3+
                                                                                            -------------
     165           0.0309%         5.7991%          03/11/06       02/11/16       1.21          A3+
                                                                                            -------------